Over 40 Years of Reliable Investing™ Davis Opportunity Fund A series of Davis Series, Inc. Class / Ticker: A (RPEAX), B (RPFEX), C (DGOCX), Y (DGOYX)

SUMMARY PROSPECTUS	April 30, 2012

Before you invest, you may want to review Davis Opportunity Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund at no cost online at http://davisfunds.com/applications_and_prospectuses/ or by calling 1-800-279-0279, or by sending an e-mail request to dvsinvestor.services@dsaco.com. The current statutory prospectus and statement of additional information, dated April 30, 2012, as further amended or supplemented, and the most recent shareholder report dated December 31, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Davis Opportunity Fund’s investment objective is long-term growth of capital.

Fees and Expenses of Davis Opportunity Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of Davis Opportunity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the Fund’s statutory prospectus on page 68 and in the “Selecting the Appropriate Class of Shares” section of the Fund’s statement of additional information on page 54.

Shareholder Fees (fees paid directly from your investment)	Class A shares	Class B shares	Class C shares	Class Y shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. Only applies to Class A shares if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares	Class B shares	Class C shares	Class Y shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.23%	1.00%	1.00%	0.00%
Other Expenses	0.24%	0.43%	0.27%	0.22%
Total Annual Operating Expenses	1.02%	1.98%	1.82%	0.77%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Davis Opportunity Fund for the time periods indicated and then redeem all your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Class A shares	$574	$784	$1,011	$1,664
Class B shares	$601	$921	$1,268	$1,941
Class C shares	$285	$573	$ 985	$2,137
Class Y shares	$ 79	$246	$ 428	$ 954

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years
Class A shares	$574	$784	$1,011	$1,664
Class B shares	$201	$621	$1,068	$1,941
Class C shares	$185	$573	$ 985	$2,137
Class Y shares	$ 79	$246	$ 428	$ 954

SUMMARY PROSPECTUS • APRIL 30, 2012 • DAVIS OPPORTUNITY FUND • 1 OF 4

Portfolio Turnover

Davis Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio. Davis Opportunity Fund’s portfolio turnover rate increased from 24% in 2010 to 53% in 2011. Portfolio turnover was higher than its historical average (but still below the peer group averages) primarily due to a restructuring of the portfolio when a new portfolio manager was added.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest Davis Opportunity Fund’s assets in equity securities (typically common stocks, but may also include preferred stocks, American Depository Receipts, Global Depository Receipts convertible bonds, and other forms of equity securities) issued by companies across the spectrum of market capitalizations. Although the Fund invests primarily in U.S. companies, it may also invest in foreign companies.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in Davis Opportunity Fund

You may lose money by investing in Davis Opportunity Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:

Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

Under $10 Billion Market Capitalization risk. Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Emerging Market risk. The Fund invests in emerging or developing markets. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets.

Foreign Currency risk. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

Trading Markets and Depositary Receipts risk. Foreign securities may trade in the form of depositary receipts, including American, European and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, or management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.

Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

SUMMARY PROSPECTUS • APRIL 30, 2012 • DAVIS OPPORTUNITY FUND • 2 OF 4

Performance Results

The bar chart below provides some indication of the risks of investing in Davis Opportunity Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the Russell 3000® Index, a broad based securities market index. Davis Opportunity Fund made a favorable investment in an initial public offering (IPO), which had a material impact on the investment performance in 2010. The rapid appreciation was an unusual occurrence and such performance may not continue in the future. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.

Calendar year total returns for Class A shares

(Results do not include a sales charge; if a sales charge were included, results would be lower.)

For the years ended December 31

Highest/Lowest quarterly results during this time period were:

Highest	25.18% for the quarter ended June 30, 2003
Lowest	(24.35)% for the quarter ended December 31, 2008

Total return for the three months ended March 31, 2012 (not annualized) was 10.78%.

Davis Opportunity Fund Average Annual Total Returns for the periods ended December 31, 2011 with maximum sales charge

	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	(8.22)%	(3.77)%	3.79%
Class A shares return after taxes on distributions	(8.63)%	(4.14)%	3.49%
Class A shares return after taxes on distributions and sale of fund shares	(4.88)%	(3.18)%	3.30%
Class B shares return before taxes	(8.36)%	(4.04)%	3.72%
Class C shares return before taxes	(5.33)%	(3.58)%	3.49%
Class Y shares return before taxes	(3.38)%	(2.52)%	4.64%
Russell 3000® Index reflects no deduction for fees, expenses or taxes	1.03%	(0.01)%	3.51%

Management

Investment Adviser

Davis Selected Advisers, L.P., serves as Davis Opportunity Fund’s investment adviser, and uses a system of multiple portfolio managers in managing the Fund’s assets. The portfolio managers listed below are primarily responsible for the day-to-day management of the Fund’s assets.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers

As of the date of this prospectus, the portfolio managers listed below managed a substantial majority of the Fund’s assets.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Dwight Blazin	Since December 2001	Vice President, Davis Selected Advisers-NY, Inc.
Christopher Davis	Since January 1999	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since December 2001	Vice President, Davis Selected Advisers-NY, Inc.
F. Jack Liebau, Jr.	Since October 2011	Vice President, Davis Selected Advisers-NY, Inc.
Tania Pouschine	Since July 2003	Vice President, Davis Selected Advisers-NY, Inc.

SUMMARY PROSPECTUS • APRIL 30, 2012 • DAVIS OPPORTUNITY FUND • 3 OF 4

Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000	(1)
Minimum Additional Investment	$25	$25

(1)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).

Tax Information

If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Davis Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-2679

Davis Advisors 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 800-279-0279 davisfunds.com

SUMMARY PROSPECTUS • APRIL 30, 2012 • DAVIS OPPORTUNITY FUND • 4 OF 4